UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 8, 2021

Blueprint Medicines Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37359	26-3632015
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Sidney Street Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 374-7580

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BPMC	Nasdaq Global Select Market

Item 1.01    Entry into a Material Definitive Agreement.

On November 8, 2021, Blueprint Medicines Corporation (the “Company”) entered into an exclusive Collaboration and License Agreement (the “Zai Lab Collaboration Agreement”) with Zai Lab (Shanghai) Co. Ltd (“Zai Lab”), pursuant to which the Company granted Zai Lab rights to develop and exclusively commercialize the Company’s drug candidates BLU-945 and BLU-701 and certain other forms thereof, including back-up compounds (the “Licensed Products”),  in Mainland China, Hong Kong, Macau and Taiwan (each, a “region” and collectively, the “Territory”), either as a monotherapy or in combinations together or with other agents. The Company will retain exclusive rights to the Licensed Products outside the Territory.

Subject to the terms of the Zai Lab Collaboration Agreement, the Company will receive an upfront cash payment of $25.0 million and will be eligible to receive up to $590.0 million in contingent milestone payments. In addition, Zai Lab will be obligated to pay the Company tiered percentage royalties on a Licensed Product-by-Licensed Product basis ranging from the low-teens to mid-teens on annual net sales of each Licensed Product in the Territory, subject to adjustment in specified circumstances. Royalties will be payable on a Licensed Product-by-Licensed Product and region-by-region basis until the later of (i) 12 years after the first commercial sale of a Licensed Product in a region in the Territory, (ii) the date of expiration of the last valid patent claim of the Company's patent rights or any joint collaboration patent rights related to the Licensed Product that covers the Licensed Product (including any use thereof that is on the approved label in such region or manufacture thereof) in such region and (iii) the expiration of the last regulatory exclusivity for the Licensed Product in such region. Zai Lab will be responsible for costs related to the development of the Licensed Products in the Territory.

Pursuant to the terms of the Zai Lab Collaboration Agreement, Zai Lab will be responsible for conducting all development and commercialization activities in the Territory related to the Licensed Products. Under the Zai Lab Collaboration Agreement, each party has granted the other party specified intellectual property licenses to enable the other party to perform its obligations and exercise its rights under the Zai Lab Collaboration Agreement, including license grants to enable each party to conduct research, development and commercialization activities pursuant to the terms of the Zai Lab Collaboration Agreement.

The Zai Lab Collaboration Agreement will continue on a Licensed Product-by-Licensed Product and region-by-region basis until the expiration of all payment obligations under the agreement.  Subject to the terms of the Zai Lab Collaboration Agreement, Zai Lab may terminate the Zai Lab Collaboration Agreement in its entirety for convenience by providing written notice to the Company after November 8, 2023. In addition, the Company may terminate the Zai Lab Collaboration Agreement under specified circumstances if Zai Lab or certain other parties challenge the Company’s patent rights or any joint collaboration patent rights or if Zai Lab or its affiliates do not conduct any material development or commercialization activities with respect to one or more Licensed Products for a specified period of time, subject to specified exceptions.  Either party may terminate the Zai Lab Collaboration Agreement for the other party’s uncured material breach or insolvency. In certain termination circumstances, the parties are entitled to retain specified licenses to be able to continue to exploit the Licensed Products, and in the event of termination by Zai Lab for the Company’s uncured material breach, the Company will be obligated to pay Zai Lab a low single digit percentage royalty on a Licensed Product-by-Licensed Product on annual net sales of such Licensed Product in the Territory, subject to a cap and other specified exceptions.

The foregoing description of the material terms of the Zai Lab Collaboration Agreement is qualified in its entirety by reference to the complete text of the Zai Lab Collaboration Agreement, which the Company intends to file, with confidential terms redacted, with the Securities and Exchange Commission (“SEC”) as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Item 7.01  Regulation FD Disclosure.

On November 9, 2021, the Company and Zai Lab issued a joint press release regarding the Zai Lab Collaboration Agreement, a copy of which is being furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”).  The information in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit relating to Item 7.01 of this Form 8-K shall be deemed to be furnished and not filed

Exhibit No.	Description
99.1	Press release issued by Blueprint Medicines Corporation and Zai Lab (Shanghai) Co. Ltd dated November 9, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and incorporated as Exhibit 101)

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the Zai Lab Collaboration Agreement, including anticipated milestone and other payments under the Zai Lab Collaboration Agreement; and the Company’s strategy, business plans and focus. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this Form 8-K are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Form 8-K, including the risk factors discussed in the section entitled "Risk Factors" in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s most recent Annual Report on Form 10-K, as supplemented by its most recent Quarterly Report on Form 10-Q and any other filings that the Company has made or may make with the SEC. Any forward-looking statements contained in this Form 8-K represent the Company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, the Company explicitly disclaims any obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEPRINT MEDICINES CORPORATION

Date: November 9, 2021	By:	/s/ Jeffrey W. Albers
Jeffrey W. Albers
Chief Executive Officer

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